UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2012

United Fire Group, Inc.
(Exact name of registrant as specified in its charter)

Iowa	001-34257	45-2302834
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

118 Second Avenue, S.E., Cedar Rapids, Iowa	52407
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (319) 399-5700

_________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
On December 22, 2011, United Fire & Casualty Company (the “Company” or “United Fire”), as borrower, entered into a Credit Agreement (the “Credit Agreement”) with a syndicate of financial institutions, as lenders party thereto, KeyBank National Association, as Administrative Agent, Lead Arranger, Sole Book Runner, Swingline Lender, and Letter of Credit Issuer, and Bankers Trust Company as Syndication Agent. The Credit Agreement provides for a $100.0 million four-year unsecured revolving credit facility (the “Credit Facility”), that includes a $20 million letter of credit subfacility and a swing line subfacility in the amount of up to $5 million. On December 21, 2012, United Fire and the lenders party thereto entered into a Second Amendment to the Credit Agreement (the "Second Amendment"). This Second Amendment modifies certain sections of the Credit Agreement to facilitate the transfer of the obligations under Credit Agreement from United Fire & Casualty Company to United Fire Group, Inc.
The foregoing summary is qualified in its entirety by reference to the Credit Amendment to the Credit Agreement, a copy of which is filed herewith and incorporated by reference.
Section 2 – Financial Information
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Information concerning the Second Amendment to United Fire's Credit Agreement is set forth in Item 1.01, which information is incorporated herein by reference.
Section 9 – Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(a) None.
(b) None.
(c) None.
(d) Exhibits.
The following exhibits are furnished herewith.

Exhibit 10.1
Second Amendment to Credit Agreement dated as of December 21, 2012, amending Credit Agreement dated as of December 22, 2011, among United Fire & Casualty Company, as borrower, with a syndicate of financial institutions, as lenders party thereto, KeyBank National Association, as Administrative Agent, Lead Arranger, Sole Book Runner, Swingline Lender, and Letter of Credit Issuer, and Bankers Trust Company as Syndication Agent.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Fire Group, Inc.
(Registrant)

Dated:	December 21, 2012	/s/ Randy A. Ramlo
Randy A. Ramlo, Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1
Second Amendment to Credit Agreement dated as of December 21, 2012, amending Credit Agreement dated as of December 22, 2011, among United Fire & Casualty Company, as borrower, with a syndicate of financial institutions, as lenders party thereto, KeyBank National Association, as Administrative Agent, Lead Arranger, Sole Book Runner, Swingline Lender, and Letter of Credit Issuer, and Bankers Trust Company as Syndication Agent.